UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-21636

               FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (Exact name of registrant as specified in charter)

                        1001 Warrenville Road, Suite 300
                                 LISLE, IL 60532
               (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.
                           First Trust Portfolios L.P.
                        1001 Warrenville Road, Suite 300
                                 LISLE, IL 60532
                     (Name and address of agent for service)

       registrant's telephone number, including area code: (630) 241-4141

                      Date of fiscal year end: DECEMBER 31

                     Date of reporting period: JUNE 30, 2008


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


                                   (GRAPHIC)

                               (FIRST TRUST LOGO)

                                  SEMI-ANNUAL
                                     REPORT

                            FOR THE SIX MONTHS ENDED
                                 JUNE 30, 2008

                              FIRST TRUST/ABERDEEN
                               GLOBAL OPPORTUNITY
                                  INCOME FUND

                        (ABERDEEN ASSET MANAGEMENT LOGO)

TABLE OF CONTENTS

            FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
                               SEMI-ANNUAL REPORT
                                  JUNE 30, 2008

Shareholder Letter .......................................................     1
At A Glance ..............................................................     2
Portfolio Commentary .....................................................     3
Portfolio of Investments .................................................     7
Schedule of Forward Foreign Currency Contracts ...........................    12
Statement of Assets and Liabilities ......................................    13
Statement of Operations ..................................................    14
Statements of Changes in Net Assets ......................................    15
Statement of Cash Flows ..................................................    16
Financial Highlights .....................................................    17
Notes to Financial Statements ............................................    18
Additional Information ...................................................    24

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or Aberdeen Asset Management Inc. ("Aberdeen" or the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust/Aberdeen Global Opportunity Income Fund (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                         PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market value of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in the Fund. See "Risk Considerations" in the Notes to Financial Statements for a discussion of other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

                             HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of Aberdeen are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other regulatory filings.

SHAREHOLDER LETTER

            FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
                               SEMI-ANNUAL REPORT
                                  JUNE 30, 2008

Dear Shareholders:

The first half of 2008 has been challenging for the financial markets and for many investors. Yet, regardless of the market, First Trust Advisors L.P. ("First Trust") believes that in order to be successful in reaching your financial goals, you should be invested for the long term. We also believe that investors should seek professional help from a financial advisor who has been through many types of markets, knows the range of investments available, and is committed to bringing you investments suitable to your particular situation.

Our goal at First Trust has always been to offer a wide range of investment products, including our family of closed-end funds, to help financial advisors give you the opportunity to meet your financial objectives. We have continued to expand our product line to ensure that you have many choices to fit your investment needs.

The report you hold contains detailed information about your investment in First Trust/Aberdeen Global Opportunity Income Fund (the "Fund"). It contains a portfolio commentary from the Fund's portfolio management team that provides a market recap for the period, a performance analysis and a market and Fund outlook. Additionally, the report provides the Fund's financial statements for the period covered by this report. I encourage you to read this document and discuss it with your financial advisor.

First Trust has been through many types of markets and remains committed to bringing you quality investment solutions regardless of the inevitable ups and downs experienced in the market. We offer a variety of products that may fit many financial plans to help those investors seeking long-term investment success. As well, we are committed to making available up-to-date information about your investments so you and your financial advisor are always current on your portfolio.

We continue to value our relationship with you, and we thank you for the opportunity to assist you in achieving your financial goals.

Sincerely,


/s/ James A. Bowen
James A. Bowen
President of First Trust/Aberdeen
Global Opportunity Income Fund

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
AT A GLANCE
AS OF JUNE 30, 2008 (UNAUDITED)

FUND STATISTICS

Symbol on New York Stock Exchange                                            FAM
Common Share Price                                                  $      16.32
Common Share Net Asset Value ("NAV")                                $      18.15
Premium (Discount) to NAV                                                 (10.08)%
Net Assets Applicable to Common Shares                              $315,170,379
Current Monthly Distribution per Common Share (1)                   $      0.130
Current Annualized Distribution per Common Share                    $      1.560
Current Distribution Rate on Closing Common Share Price (2)                 9.56%
Current Distribution Rate on NAV (2)                                        8.60%

                 COMMON SHARE PRICE & NAV (WEEKLY CLOSING PRICE)

                               (PERFORMANCE CHART)

            Mkt     NAV
           -----   -----
 6/29/07   18.67   19.23
  7/6/07   18.49   19.22
 7/13/07   18.43   19.42
 7/20/07   18.15   19.54
 7/27/07   17.97   18.89
  8/3/07   17.42   18.89
 8/10/07   17.25   18.68
 8/17/07   16.98   18.11
 8/24/07   17.15   18.21
 8/31/07   16.99    18.3
  9/7/07    16.9   18.17
 9/14/07   16.97    18.4
 9/21/07    17.2   18.68
 9/28/07    17.5   18.96
 10/5/07   17.32   18.98
10/12/07   17.34   19.08
10/19/07   17.41   19.15
10/26/07   17.63   19.34
 11/2/07   17.76   19.35
 11/9/07   17.45   19.15
11/16/07   17.03    18.9
11/23/07   16.73   18.74
11/30/07   16.79   18.74
 12/7/07   16.61   18.71
12/14/07   16.52   18.57
12/21/07   16.02   18.43
12/28/07    16.5   18.56
  1/4/08    16.7   18.64
 1/11/08   17.44    18.9
 1/18/08   16.85   18.45
 1/25/08   17.01   18.45
  2/1/08   17.09   18.61
  2/8/08   17.15   18.42
 2/15/08   16.58   18.49
 2/22/08   16.67    18.6
 2/29/08   17.07   18.71
  3/7/08   16.46   18.54
 3/14/08   16.33   18.58
 3/20/08    16.3   18.46
 3/28/08   16.45   18.44
  4/4/08    16.5   18.42
 4/11/08   16.63   18.53
 4/18/08   16.65   18.55
 4/25/08   16.82   18.41
  5/2/08   16.72   18.44
  5/9/08    16.7   18.38
 5/16/08   16.68   18.44
 5/23/08   16.91   18.39
 5/30/08   17.14   18.43
  6/6/08   16.73   18.31
 6/13/08    16.5   18.14
 6/20/08   16.55   18.23
 6/27/08   16.46   18.15
 6/30/08   16.33   18.16

PERFORMANCE

                                                                           Average Annual
                                                                            Total Return
                                       6 Months Ended   1 Year Ended   Inception (11/23/2004)
                                          6/30/2008       6/30/2008         to 6/30/2008
                                       --------------   ------------   ----------------------
Fund Performance
NAV (3)                                     2.62%           4.41%              7.91%
Market Value (4)                            3.43%          -3.29%              3.45%
Index Performance
Blended Benchmark (5)                       3.10%          12.33%              7.41%
Lehman Global Emerging Markets Index        0.68%           5.47%              8.08%
Lehman Global Aggregate Index               3.53%          12.90%              4.67%

                                                                      % OF TOTAL
TOP 10 HOLDINGS                                                      INVESTMENTS
------------------------------------------------------------------   -----------
Electropaulo Metropolitan                                                4.5%
Asian Development Bank                                                   3.4
European Investment Bank                                                 3.1
Canadian Government                                                      2.7
Province of Manitoba                                                     2.4
Dominican Republic                                                       2.3
Australian Government                                                    2.3
Instituto de Credito Oficial                                             2.3
Republic of Finland                                                      2.2
International Bank Reconstruction & Development                          2.0
                                                                        ----
   Total                                                                27.2%
                                                                        ====

                                                                      % OF TOTAL
CREDIT QUALITY (7)                                                   INVESTMENTS
------------------------------------------------------------------   -----------
AAA                                                                     35.5%
AA                                                                       4.2
A+                                                                       1.3
BBB+                                                                     1.6
BBB-                                                                     5.0
BB+                                                                      5.8
BB-                                                                     16.1
BB                                                                       4.6
B+                                                                       7.6
B                                                                        1.7
B-                                                                       2.5
NR                                                                      14.1
                                                                       -----
   Total                                                               100.0%
                                                                       =====

                                                                      % OF TOTAL
TOP 10 COUNTRIES (6)                                                 INVESTMENTS
------------------------------------------------------------------   -----------
Multinational                                                           14.4%
Canada                                                                  10.3
Brazil                                                                   7.9
Indonesia                                                                5.5
Ukraine                                                                  4.1
Russia                                                                   4.0
Australia                                                                3.9
Mexico                                                                   3.8
Norway                                                                   3.7
Venezuela                                                                3.6
                                                                        ----
   Total                                                                61.2%
                                                                        ====

                                                                      % OF TOTAL
INDUSTRY CLASSIFICATION                                              INVESTMENTS
------------------------------------------------------------------   -----------
Foreign Government Bonds                                                52.6%
Supranational Bank                                                      14.4
Regional Authority                                                       5.9
Diversified Financial Services                                           5.6
Electric Utilities                                                       5.6
Commercial Banks                                                         3.7
Special Purpose Banks                                                    3.1
Oil, Gas & Consumable Fuels                                              2.0
Multiline Retail                                                         1.6
Beverages                                                                1.1
Export/Import Bank                                                       1.0
Metals & Mining                                                          1.0
Telecommunications                                                       0.6
Capital Markets                                                          0.6
Construction & Chemicals                                                 0.5
Health Care                                                              0.4
Thrift & Mortgage Finance                                                0.2
Household Durables                                                       0.1
                                                                       -----
   Total                                                               100.0%
                                                                       =====

(1) Most recent distribution paid or of record through 6/30/08. Subject to change in the future.

(2) Distribution rates are calculated by annualizing the most recent distribution paid or of record through the report date and then dividing by Common Share price or NAV, as applicable, as of 6/30/08.

(3) Total return based on NAV is the combination of reinvested dividend distributions and reinvested capital gain distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share and does not reflect sales load. Past performance is not indicative of future results.

(4) Total return based on market value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in Common Share price. Past performance is not indicative of future results.

(5) Blended benchmark consists of the following: Citigroup World Government Bond Index (40.0%); JPMorgan Emerging Markets Bond Index - Global Diversified (30.0%); JPMorgan Global Bond Index - Emerging Markets Diversified (30.0%).

(6) Portfolio securities are included in a country based upon their underlying credit exposure as determined by Aberdeen Asset Management Inc., the investment sub-advisor.

(7) The credit quality information represented reflects the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs). For situations in which a security is rated by one or more NRSROs and ratings are not equivalent, the ratings are averaged.

                              PORTFOLIO COMMENTARY

                                   SUB-ADVISOR

Aberdeen Asset Management Inc. ("Aberdeen" or the "Sub-Advisor"), a Securities and Exchange Commission registered investment advisor, is a wholly-owned subsidiary of Aberdeen Asset Management PLC. Aberdeen Asset Management PLC is a publicly-traded international investment management group listed on the London Stock Exchange, managing assets for both institutional and retail clients from offices around the world.

                            PORTFOLIO MANAGEMENT TEAM

Investment decisions for the Fund are made by Aberdeen using a team approach and not by any one individual. By making team decisions, Aberdeen seeks to ensure that the investment process results in consistent returns across all portfolios with similar objectives. Aberdeen does not employ separate research analysts. Instead, Aberdeen's investment managers combine the roles of analysis with portfolio management. Each member of the team has sector and portfolio responsibilities such as day-to-day monitoring of liquidity. The overall result of this matrix approach is a high degree of cross-coverage, leading to a deeper understanding of the securities in which Aberdeen invests. Included below is additional information about the members of the team with significant responsibility for the day-today management of the Fund's portfolio.

JOHN MURPHY

PORTFOLIO MANAGER, GLOBAL BONDS

Mr. Murphy joined Aberdeen with the acquisition of Deutsche Asset Management's fixed-income business in 2005. Mr. Murphy held a similar role at Deutsche Asset Management, and previously at Morgan Grenfell Asset Management, which he joined in 1984.

BRETT DIMENT

HEAD OF EMERGING MARKET DEBT

Mr. Diment joined Deutsche Asset Management Group Limited ("Deutsche") in 1991 as a member of the fixed-income group and became head of the emerging market debt team at Deutsche in 1999. Mr. Diment joined Aberdeen following the Deutsche acquisition in 2005 and is now responsible for the day-to-day management of the emerging market debt team and portfolios.

KEVIN DALY

PORTFOLIO MANAGER, EMERGING MARKET DEBT

Mr. Daly joined the emerging markets team at Aberdeen in April 2007 as a portfolio manager, having spent the previous 10 years at Standard & Poor's in London and Singapore as a credit market analyst covering global emerging market debt, and was head of marketing for Global Sovereign Ratings. Mr. Daly was a regular participant on the Global Sovereign Committee, served as a member of the Sovereign Ratings Review Board, and was one of the initial members of the Emerging Market Council, formed in 2006 to advise senior management on business and market developments in emerging markets.

EDWIN GUTIERREZ

PORTFOLIO MANAGER, EMERGING MARKET DEBT

Mr. Gutierrez has served as an economist specializing in Latin America at LGT Asset Manager, and more recently as a portfolio manager specializing in emerging market fixed-income at Invesco Asset Management. He joined Deutsche in 2000 and Aberdeen in 2005.

NIMA TAYEBI

PORTFOLIO MANAGER, EMERGING MARKET DEBT

Mr. Tayebi has 10 years of experience as executive director responsible for emerging markets trading at Millennium Global Investments, vice president at Salomon Brothers, focusing on emerging currency and debt trading and head of fixed-income research at Renaissance Capital. He joined Deutsche as an emerging currency portfolio manager in 2001 and Aberdeen in 2005.

MAX WOLMAN

PORTFOLIO MANAGER, EMERGING MARKET DEBT

Mr. Wolman joined Aberdeen in January 2001 and is portfolio manager on the Global Emerging Market Debt mandates. Mr. Wolman originally specialized in currency and domestic debt analysis; however, he is now responsible for wider emerging debt analysis, including external and corporate issuers. He is a member of the Emerging Markets Debt investment committee at Aberdeen and is also responsible for the daily implementation of the investment process.

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND

The primary investment objective of First Trust/Aberdeen Global Opportunity Income Fund ("FAM" or the "Fund") is to seek a high level of current income. As a secondary objective, the Fund seeks capital appreciation. The Fund pursues its investment objectives by investing in the world bond markets through a diversified portfolio of investment-grade and below investment-grade government and corporate debt securities. There can be no assurance that the Fund's investment objectives will be achieved, and the Fund may not be appropriate for all investors.

MARKET RECAP - DEVELOPED MARKETS

GLOBAL FINANCIAL MARKETS
------------------------
The main focus for fixed-income markets continued to be the health of the financial system, events in credit markets and rising inflationary pressures. Following the rescue of Bear Stearns early in the period, equity markets started to rally, bond yields rose and credit spreads narrowed. This was reversed in June 2008, however, as central banks focused on inflation rather than concerns over future growth levels.

Economic data in the U.S. was weak, not only in the housing sector but was also weaker in other areas of the economy and employment data started to fall. The Federal Reserve cut rates by 2.25% over the first half of 2008, taking official rates from 4.25% to 2%. Growth in the United Kingdom ("UK") also fell with a weakening housing market, and the UK central bank cut rates twice over the period to 5%; however, they also highlighted inflation risks. The Bank of Canada also cut rates twice to 3.5%. Growth in continental Europe and Asia continued to remain robust and both the Bank of Japan and the European Central Bank ("ECB") kept rates on hold. However, as inflation rose towards 4% in Europe, strong rhetoric from the ECB led the market to price in a number of rate hikes later in 2008. Strong Asian and emerging market growth was one of the reasons for the large rise in oil prices. This, along with rises in other commodity and food prices, led to concerns over future inflation.

THE BOND MARKETS
----------------
Over the period, U.S. Treasuries were the best-performing bond investment and bond yields fell sharply, particularly at the short end, leading to a steeper yield curve. The UK and Japanese markets also saw yields fall but the Euro bond market, with its robust growth and hawkish central bank, saw yields rise modestly.

Over the period, non-government bonds underperformed. Additionally, securitized assets - asset-backed securities, mortgage-backed securities and commercial mortgage-backed securities - underperformed corporate bonds and within the corporate sector, financials underperformed other sub-sectors. There was some recovery towards the end of the period as rate cuts and liquidity provisions from central banks began to feed through; however, concerns over higher inflation and the impact of the credit crunch began to come into play and corporate spreads again began to widen.

In currency markets the Euro strengthened against most currencies, particularly against the U.S. dollar, while the Yen managed to stay steady. The U.S. dollar fell against many currencies.

MARKET RECAP - EMERGING MARKETS

Emerging fixed-income markets had a mixed performance over the period. Early gains were erased by a bout of global risk aversion, but prices rebounded in the aftermath of the takeover of Bear Stearns in mid-March 2008, only to falter again in late June amid concerns about rising global inflation. Overall, the spread on the JPMorgan Emerging Markets Bond Index-Global Diversified during the six-month period ended June 30, 2008, increased 54 basis points ("bps") to +318, having touched a near three-year high of +348 on March 17, 2008, which marked the day when JPMorgan announced it would acquire Bear Stearns.

BRAZIL

The Fund's core holdings in Brazil performed strongly over the six-month period ended June 30, 2008, though more recently we have taken advantage of market strength following the move to investment-grade credits by taking profits on some of our external debt position. Overall the news has been very positive in Brazil, which joined Mexico and Chile as the only investment grade credits in the region after the Standard & Poor's upgrade in April 2008. The fiscal and external accounts remain robust, foreign direct investment climbed to a record level, and the growth outlook has continued on a healthy path despite the slowdown in global growth. The one downside to the strong domestic demand story, however, has been inflation, with the annual rate exceeding the official target of 4.5% by over 100 bps. Rising inflation has prompted the central bank to hike the benchmark rate 50 bps on two occasions to 12.25%. With inflation continuing to press higher and more rate hikes in the pipeline for 2008, local rates have been notably weaker in recent weeks. The market is pricing in another 250 bps of rate hikes this year, which we think provides sufficient cushion to remain long local rates, with the 10-year rate now above 14%.

ARGENTINA

Our positions in Argentine debt have underperformed amid little change in economic policy following the Presidential election that passed the torch from Nestor Kirchner to his wife, Cristina Kirchner, in December 2007. Concerns about the policy framework, combined with the ongoing dispute with farmers over increased agriculture export taxes, have put a big dent in Cristina Kirchner's popularity and investor sentiment. The export taxes are one of the key elements of the government's economic policy, which due to rising soft commodity prices have led to significant increases in the fiscal and trade surpluses in 2008. After a brisk period of growth in the first quarter, the economy for the rest of 2008 is likely to move slowly due to rising inflation and the impact from the lingering dispute with the farmers. Negative headlines aside, default risk remains low in Argentina, which has completed most of its debt financing for 2008 and has ample local resources, plus the support of Venezuela, to meet its 2009 financing gap.

VENEZUELA

Venezuela country risk remains minimal, in our opinion, despite record-high oil prices, as political risk and concerns about new supply have weighed on performance over the past year. President Chavez has been involved in a verbal battle with Colombia over the recent deaths of several leaders of the FARC guerrilla group. There have been claims that Chavez was secretly funding the FARC, which has prompted Chavez to go on the offensive and threaten to curb trade ties with Colombia, which would be damaging for both economies. Thus far, the trade channel remains open. The dispute between state-owned oil company PDVSA and Exxon-Mobil over compensation from the expropriation of its oil assets in the Orinoco Basin in 2007 has yet to be resolved, although tensions appear to have eased recently. Likewise, concerns about new supply have eased after $4 billion of new bonds were issued in April 2008. The deal was split into two issues, maturing in 2023 and 2028, and was placed with local investors to fulfill the pent-up demand for dollar assets, which in turn should ease pressure on the parallel exchange rate. While oil prices are at record highs, the market seems to have drawn more comfort that Venezuela may be scaling back new issuance in 2008 and using some of the proceeds to buy back debt.

TURKEY

Turkey's inflation outlook has deteriorated significantly in recent months, primarily due to higher food and fuel prices. With annual inflation approaching double digits, which is well above the Central Bank's original 4% inflation target, the Central Bank initiated a rate hiking cycle by raising rates 50 bps at its May 2008 meeting. The Central Bank of Turkey ("CBT") adopted a much more cautious stance in its quarterly inflation report, increasing its forecast to 9.3% for 2008 from 5.5% previously, and to 6.7% for 2009 from 3.7%. A deteriorating macro outlook and rising political risk, with the Constitutional Court mulling the closure of the ruling AKP party due to anti-secular activities, has provided a negative backdrop for Turkish assets. While the lira has been fairly resilient recently, it has weakened on the year by 5% while the yield on the benchmark March '12s has widened 600bps to around 22%. (The "March '12s" refer to a bond that is one of the most liquid bonds on the yield curve which investors buy and sell.) Despite the political issues and revised inflation targets, Turkish domestic bonds potentially offer value from these levels following the sell-off.

ASIA

The performance of external debt was mixed, with the Philippines posting a positive gain while Indonesia lagged, as new supply from the latter weighed on existing spreads. Rising inflation and dovish comments from Bank Indonesia weighed on our local rates position, though sentiment has improved recently due to a shift in monetary policy.

FUND RECAP

The Fund had a net asset value ("NAV") total return of 2.62%(1) and a market value total return of 3.43%(2) for the six months ended June 30, 2008, compared to the blended benchmark(3) total return of 3.10% over the same period. In addition to this blended benchmark, the Fund currently uses other indexes for comparative purposes. The total returns over the six-months ended June 30, 2008 for these indexes were as follows: The Lehman Global Emerging Markets Index was 0.68% and the Lehman Global Aggregate Index was 3.53%.

----------
(1) Total return based on the NAV is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share and does not reflect sales load.

(2) Total return based on market value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in Common Share price.

(3) The Fund's blended benchmark consists of the following: 40% Citigroup World Government Bond Index; 30% JPMorgan Emerging Markets Bond Index-Global Diversified; and 30% JPMorgan Global Bond Index-Emerging Markets Diversified.

PERFORMANCE ANALYSIS - EMERGING MARKET

For the six-month period ended June 30, 2008, the emerging fixed-income component of the Fund returned 2.27%, compared to the return of 1.75% for the emerging market components of the blended benchmark. The outperformance of the benchmark was due to the Fund's local currency bond holdings which returned 6.33% compared to the local benchmark return of 3.80%. The countries with the strongest local returns in the Fund were Brazil, Mexico and Uruguay. We believe this is due to investor confidence that government officials from these countries will be successful at containing inflationary pressures. The Fund had a positive return for its Colombian local bonds compared to the benchmark as investors predominately sold their longer duration Colombian bonds which the Fund did not own. Turkish local bonds had a negative return for the period due to rising inflation and the potential closure of the ruling AKP party. The Fund had a zero weighting in South African local bonds which turned out to be a prudent decision as the benchmark returned -17.54% due to inflation worries caused by rising oil and food prices and a large negative current account balance.

The Fund's external bond holdings underperformed the benchmark, returning -1% compared to -0.28% for the benchmark. The main weakness was the Fund's overweight in Argentina, which returned -13.02% as investors reducing their holdings in Argentina due to the political situation and farmer strikes. Other countries which had negative returns in external markets were Venezuela, Turkey and Indonesia. The country which outperformed the benchmark was Russia. This was due to the Fund's corporate bond holdings, which offered much higher yields than the sovereign. Brazil external debt also had a strong return as investor confidence grew after the upgrade by Standard & Poor's.

PERFORMANCE ANALYSIS - DEVELOPED MARKET

Over the second quarter of 2008, the Fund's developed market portfolio outperformed its benchmark, the Citigroup World Government Bond Index. The composition of the developed market portfolio is markedly different from the index, with the portfolio's investments concentrated in the higher yielding and highest quality developed markets, namely Australia, New Zealand, Canada and the United Kingdom. Bond returns were strong in Australia and Canada contributing to the outperformance. Underweight positions in Euro and Japanese denominated issues also added value, with both markets producing negative returns over the second quarter 2008.

MARKET AND FUND OUTLOOK - EMERGING MARKET

Looking ahead, concerns about global inflation that have been exacerbated by rising commodity prices will at times weigh on emerging market debt, in our opinion. With inflation picking up in a number of countries such as Brazil, Mexico, Turkey, Indonesia, Egypt and Russia, policy credibility will be tested. A failure to give an appropriate and timely policy response to a deteriorating inflation outlook could exert pressure on local rates. In the absence of tighter monetary policy, central bankers may be more open to responding to imported inflation by allowing for some currency appreciation, which could bode well for emerging markets' fixed-income exposure.

MARKET AND FUND OUTLOOK - DEVELOPED MARKET

In our opinion, inflation is likely to remain the key focus for developed markets over the coming months. Higher food and energy prices have pushed up headline inflation and are likely to leak into core inflation going forward. Central banks are expected to tighten monetary policy; however, the U.S. is likely to keep rates lower for longer as growth slows. The ECB, on the other hand, is likely to be the laggard when it comes to cutting rates going forward. The continued rise in energy prices is likely to force the Bank of England to raise its inflation profile in the short term. But, the continued deterioration in the demand outlook and the benign labor environment is likely to stay the hand of all but the most hawkish members of the Monetary Policy Committee. Of concern for the central bank in Japan is the decline in outlook for the Asian economies. The U.S. and UK fall in demand is already well documented, and should demand from the Asian economies fall, with little domestic demand, there is a chance, we believe, that growth could fall to zero in the coming quarters. In our opinion, Japan will not grow close to trend this year and this weaker growth will widen the output gap and effectively cap any more inflation surprises. The outlook for the credit market is weaker as high and rising input prices, restrictive credit conditions and the threat of inflation all hang over the market. We expect the impact from the deteriorating macro backdrop to be felt first by retail and consumer companies and then industrials into 2009, as input costs increase and lower orders feed fully into earnings.

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
PORTFOLIO OF INVESTMENTS (a)
JUNE 30, 2008 (UNAUDITED)

  PRINCIPAL
    VALUE
   (LOCAL                                                                            STATED       VALUE
  CURRENCY)                           DESCRIPTION                          COUPON   MATURITY   (US DOLLARS)
--------------   -------------------------------------------------------   ------   --------   ------------
BONDS AND NOTES (b) - 141.1%
                 ARGENTINA - 3.8%
     1,380,000   Banco Hipotecario SA(USD) .............................    9.75%   04/27/16   $   1,028,100
     5,642,724   Republic of Argentina (ARS) (c) .......................    2.08%   01/03/10       3,690,936
     5,910,000   Republic of Argentina (USD) (c) .......................    0.00%   12/15/35         588,045
       700,000   Republic of Argentina (USD) (c) .......................    3.00%   04/30/13         531,513
     8,190,000   Republic of Argentina (USD) ...........................    7.00%   04/17/17       5,646,233
       629,998   Republic of Argentina (USD) ...........................    8.28%   12/31/33         482,893
                                                                                               -------------
                                                                                                  11,967,720
                                                                                               -------------
                 AUSTRALIA - 5.6%
    11,000,000   Australian Government (AUD) ...........................    6.00%   02/15/17      10,233,995
     8,100,000   Queensland Treasury (AUD) .............................    6.00%   10/14/15       7,331,549
                                                                                               -------------
                                                                                                  17,565,544
                                                                                               -------------
                 BRAZIL - 11.1%
     5,750,000   Brazil Citigroup (BRL) ................................   15.00%   07/02/10       3,719,225
     1,700,000   Dasa Finance Corp. (USD) ..............................    8.75%   05/29/18       1,710,625
    29,603,000   Electropaulo Metropolitan (BRL) .......................   19.13%   06/28/10      19,989,550
     1,720,000   Independencia International Ltd. (USD) ................    9.88%   05/15/15       1,667,865
     1,650,000   Independencia International Ltd. (USD) ................    9.88%   01/31/17       1,614,937
     3,800,000   Isa Capital do Brasil SA(USD) .........................    7.88%   01/30/12       3,942,500
     2,400,000   Odebrecht Finance Ltd. (USD) ..........................    7.50%   10/18/17       2,434,560
                                                                                               -------------
                                                                                                  35,079,262
                                                                                               -------------
                 CANADA - 14.6%
    11,000,000   Canadian Government (CAD) .............................    9.50%   06/01/10      12,031,176
     7,000,000   Canadian Government (CAD) .............................    5.25%   06/01/13       7,416,416
    10,000,000   Export Development Canada (NZD) .......................    8.13%   11/30/10       7,728,031
    15,000,000   Province of Manitoba (NZD) ............................    6.38%   09/01/15      10,893,811
    10,965,000   Province of Ontario (NZD) .............................    6.25%   06/16/15       7,883,784
                                                                                               -------------
                                                                                                  45,953,218
                                                                                               -------------
                 CHINA - 2.2%
     5,800,000   Parkson Retail Group Ltd. (USD) .......................    7.88%   11/14/11       5,814,500
     1,230,000   Parkson Retail Group Ltd. (USD) .......................    7.13%   05/30/12       1,190,025
                                                                                               -------------
                                                                                                   7,004,525
                                                                                               -------------
                 COLOMBIA - 4.6%
11,613,000,000   Republic of Colombia (COP) ............................   11.75%   03/01/10       6,099,328
     7,850,000   Republic of Colombia (USD) ............................    7.38%   09/18/37       8,523,137
                                                                                               -------------
                                                                                                  14,622,465
                                                                                               -------------
                 DOMINICAN REPUBLIC - 4.7%
     4,550,000   Cerveceria Nacional Dominica (USD) (c) ................   16.00%   03/27/12       4,709,250
     9,940,000   Dominican Republic (USD) ..............................    8.63%   04/20/27      10,238,200
                                                                                               -------------
                                                                                                  14,947,450
                                                                                               -------------

                       See Notes to Financial Statements

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
JUNE 30, 2008 (UNAUDITED)

  PRINCIPAL
    VALUE
   (LOCAL                                                                            STATED       VALUE
  CURRENCY)                           DESCRIPTION                          COUPON   MATURITY   (US DOLLARS)
--------------   -------------------------------------------------------   ------   --------   ------------
BONDS AND NOTES (b) - (CONTINUED)
                 ECUADOR - 3.5%
     7,340,000   Republic of Ecuador (USD) .............................    9.38%   12/15/15   $   7,596,900
     3,600,000   Republic of Ecuador (USD) .............................   10.00%   08/15/30       3,528,000
                                                                                               -------------
                                                                                                  11,124,900
                                                                                               -------------
                 EGYPT - 3.9%
     6,620,000   Egypt Government Bond (EGP) ...........................    9.10%   07/12/10       1,287,710
     4,285,000   Egypt Government Bond (EGP) ...........................    9.35%   08/16/10         830,780
    12,360,000   Egypt Government Bond (EGP) ...........................    9.10%   09/20/12       2,239,889
    15,000,000   Egypt Treasury Bill (EGP) .............................    0.00%   03/31/09       2,596,730
    30,250,000   Egypt Treasury Bill (EGP) .............................    0.00%   05/05/09       5,182,596
                                                                                               -------------
                                                                                                  12,137,705
                                                                                               -------------
                 EL SALVADOR - 1.2%
     1,640,000   Republic of El Salvador (USD) .........................    8.25%   04/10/32       1,812,200
     1,970,000   Republic of El Salvador (USD) .........................    7.65%   06/15/35       2,048,800
                                                                                               -------------
                                                                                                   3,861,000
                                                                                               -------------
                 FINLAND - 3.1%
     4,581,000   Republic of Finland (GBP) .............................    9.38%   02/03/10       9,631,439
                                                                                               -------------
                 GABON - 1.9%
     5,670,000   Gabonese Republic (USD) ...............................    8.20%   12/12/17       5,925,150
                                                                                               -------------
                 GEORGIA - 1.9%
     5,900,000   Republic of Georgia (USD) .............................    7.50%   04/15/13       5,891,415
                                                                                               -------------
                 GERMANY - 1.2%
     3,650,000   KfW International Finance (CAD) .......................    4.95%   10/14/14       3,748,815
                                                                                               -------------
                 GHANA - 1.6%
     4,760,000   Republic of Ghana (USD) ...............................    8.50%   10/04/17       4,886,211
                                                                                               -------------
                 INDONESIA - 7.7%
     1,410,000   Empire Capital Resources Pte. Ltd. (USD) ..............    9.38%   12/15/11       1,493,881
28,000,000,000   Indonesian Government (IDR) ...........................   11.00%   12/15/12       2,830,709
 2,550,000,000   Indonesian Government (IDR) ...........................   12.50%   03/15/13         270,655
29,800,000,000   Indonesian Government (IDR) ...........................    9.00%   09/15/13       2,737,473
 7,170,000,000   Indonesian Recapitalization Bond (IDR) ................   13.40%   02/15/11         792,642
33,100,000,000   Indonesian Recapitalization Bond (IDR) ................   13.45%   08/15/11       3,657,751
 9,000,000,000   Indonesian Recapitalization Bond (IDR) ................   13.18%   07/15/12         982,056
       970,000   Majapahit Holding BV (USD) ............................    7.75%   10/17/16         911,517
     4,260,000   Majapahit Holding BV (USD) ............................    7.25%   06/28/17       3,802,387
     1,140,000   MGTI Finance Company, Ltd. (USD) ......................    8.38%   09/15/10       1,141,312
     1,520,000   Republic of Indonesia (USD) ...........................    6.88%   03/09/17       1,457,102
     3,080,000   Republic of Indonesia (USD) ...........................    6.88%   01/17/18       2,945,250
     1,240,000   Republic of Indonesia (USD) ...........................    8.50%   10/12/35       1,303,596
                                                                                               -------------
                                                                                                  24,326,331
                                                                                               -------------

                       See Notes to Financial Statements

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
JUNE 30, 2008 (UNAUDITED)

  PRINCIPAL
    VALUE
   (LOCAL                                                                            STATED       VALUE
  CURRENCY)                           DESCRIPTION                          COUPON   MATURITY   (US DOLLARS)
--------------   -------------------------------------------------------   ------   --------   -------------
BONDS AND NOTES (b) - (CONTINUED)
                 IRELAND - 0.9%
     2,970,000   Vimpelcom Finance (USD) ...............................    8.38%   04/30/13   $   2,936,885
                                                                                               -------------
                 KAZAKHSTAN - 0.9%
     2,900,000   KazMunaiGaz Finance (USD) .............................    9.13%   07/02/18       2,923,925
                                                                                               -------------
                 MEXICO - 5.3%
       240,000   Desarrolladora Homex SA(USD) ..........................    7.50%   09/28/15         242,400
    66,200,000   Mexican Bonos Desarr Fixed Rate Bond (MXN) ............    7.25%   12/15/16       5,693,286
    33,441,420   Mexico Cetes (MXN) ....................................    0.00%   10/23/08       3,158,762
    62,300,000   Mexico Cetes (MXN) ....................................    0.00%   11/06/08       5,865,797
       850,000   Mexico Government International Bond (GBP) ............   16.50%   09/01/08       1,718,285
                                                                                               -------------
                                                                                                  16,678,530
                                                                                               -------------
                 MULTINATIONAL - 20.3%
    17,600,000   Asian Development Bank (AUD) ..........................    5.50%   02/15/16      15,084,775
     8,540,000   Council of Europe (AUD) ...............................    5.50%   08/15/08       8,161,771
    18,800,000   European Investment Bank (NZD) ........................    6.50%   09/10/14      13,802,377
    11,000,000   European Investment Bank (TRY) ........................   18.50%   03/20/09       8,911,825
    12,000,000   International Bank Reconstruction &
                    Development (NZD) ..................................    6.38%   07/15/09       9,006,168
     5,000,000   Nordic Investment Bank (AUD) ..........................    5.38%   01/18/11       4,536,475
     2,240,000   Nordic Investment Bank (GBP) ..........................    5.75%   11/06/08       4,454,531
                                                                                               -------------
                                                                                                  63,957,922
                                                                                               -------------
                 NIGERIA - 3.0%
     3,750,000   GTB Finance BV (USD) ..................................    8.50%   01/29/12       3,637,500
   678,500,000   KfW International Finance (NGN) .......................    8.50%   01/18/11       5,658,707
                                                                                               -------------
                                                                                                   9,296,207
                                                                                               -------------
                 NORWAY - 5.2%
     4,500,000   Kommunalbanken AS (GBP) ...............................    4.75%   01/28/10       8,805,074
    10,000,000   Kommunalbanken AS (NZD) ...............................    8.00%   10/19/10       7,680,747
                                                                                               -------------
                                                                                                  16,485,821
                                                                                               -------------
                 PAKISTAN - 0.9%
     1,040,000   Islamic Republic of Pakistan (USD) ....................    6.75%   02/19/09       1,018,368
     2,480,000   Islamic Republic of Pakistan (USD) ....................    6.88%   06/01/17       1,841,400
                                                                                               -------------
                                                                                                   2,859,768
                                                                                               -------------
                 PANAMA - 1.4%
     3,400,000   Republic of Panama (USD) ..............................    8.88%   09/30/27       4,300,660
                                                                                               -------------
                 PERU - 2.6%
    13,900,000   Peru Bono Soberano (PEN) ..............................    7.84%   08/12/20       4,986,915
     8,600,000   Peru Bono Soberano (PEN) ..............................    8.20%   08/12/26       3,216,687
                                                                                               -------------
                                                                                                   8,203,602
                                                                                               -------------

                       See Notes to Financial Statements

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
JUNE 30, 2008 (UNAUDITED)

  PRINCIPAL
    VALUE
   (LOCAL                                                                            STATED        VALUE
  CURRENCY)                           DESCRIPTION                          COUPON   MATURITY    (US DOLLARS)
--------------   -------------------------------------------------------   ------   --------   -------------
                 PHILIPPINES - 3.9%
     2,675,000   Republic of Philippines (USD) .........................    8.25%   01/15/14   $   2,897,426
     3,140,000   Republic of Philippines (USD) .........................   10.63%   03/16/25       4,214,294
     4,280,000   Republic of Philippines (USD) .........................    9.50%   02/02/30       5,232,300
                                                                                               -------------
                                                                                                  12,344,020
                                                                                               -------------
                 RUSSIA - 5.6%
     1,450,000   Evraz Group SA(USD) ...................................    8.88%   04/24/13       1,446,810
     3,030,000   Evraz Group SA(USD) ...................................    8.25%   11/10/15       2,980,763
    56,400,000   GPB Eurobond Finance PLC (RUB) ........................    7.25%   02/22/10       2,397,453
   130,331,883   Red Arrow International Leasing PLC (RUB) .............    8.38%   06/30/12       5,542,869
     3,230,000   RS Finance (RSB) (USD) ................................    7.50%   10/07/10       3,016,465
     2,430,000   RSHB Capital SA(USD) ..................................    7.75%   05/29/18       2,389,784
                                                                                               -------------
                                                                                                  17,774,144
                                                                                               -------------
                 SPAIN - 3.2%
    11,500,000   Instituto de Credito Oficial (AUD) ....................    5.50%   10/11/12      10,194,761
                                                                                               -------------
                 UKRAINE - 5.7%
     7,300,000   Alfa Bank Ukraine (USD) ...............................    9.75%   12/22/09       7,178,820
     4,700,000   EX-IM Bank of Ukraine (USD) ...........................    7.65%   09/07/11       4,556,659
    16,000,000   JSCB Ukrsotsbank, Credit Linked Note (USD) ............   12.00%   10/15/12       3,523,942
     3,000,000   UBS AG Jersey Branch (USD) ............................    9.13%   06/21/10       2,820,000
                                                                                               -------------
                                                                                                  18,079,421
                                                                                               -------------
                 UNITED KINGDOM - 1.1%
     1,500,000   United Kingdom CNVR (GBP) .............................    9.00%   07/12/11       3,298,825
                                                                                               -------------
                 URUGUAY - 3.4%
   138,620,000   Republic Orient Uruguay,
                    Inflation Adjusted Bond (UYU) (d) ..................    5.00%   09/14/18       8,004,048
    52,400,000   Republic Orient Uruguay,
                    Inflation Adjusted Bond (UYU) (d) ..................    4.25%   04/05/27       2,841,818
                                                                                               -------------
                                                                                                  10,845,866
                                                                                               -------------
                 VENEZUELA - 5.1%
     3,622,000   Republic of Venezuela (USD) ...........................    8.50%   10/08/14       3,438,546
     4,520,000   Republic of Venezuela (USD) ...........................    5.75%   02/26/16       3,573,060
     1,410,000   Republic of Venezuela (USD) ...........................   10.75%   09/19/13       1,471,547
     8,460,000   Petroleos de Venezuela SA(USD) ........................    5.25%   04/12/17       5,900,850
     1,720,000   Bolivarian Republic of Venezuela (USD) ................    9.00%   05/07/23       1,512,568
                                                                                               -------------
                                                                                                  15,896,571
                                                                                               -------------
                 TOTAL INVESTMENTS - 141.1%
                 (Cost $419,366,793) (e) ...............................                         444,750,078
                 LOAN OUTSTANDING - (46.4)% ............................                        (146,392,066)
                 NET OTHER ASSETS AND LIABILITIES - 5.3% ...............                          16,812,367
                                                                                               -------------
                 NET ASSETS - 100.0% ...................................                       $ 315,170,379
                                                                                               =============

                       See Notes to Financial Statements

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
JUNE 30, 2008 (UNAUDITED)

----------
(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b) Portfolio securities are included in a country based upon their underlying credit exposure as determined by Aberdeen Asset Management Inc., the investment sub-advisor.

(c) Variable rate security. The interest rate shown reflects the rate in effect at June 30, 2008.

(d) Security whose principal value is adjusted in accordance with changes to the country's Consumer Price Index. Interest is calculated on the basis of the current adjusted principal value.

(e)  Aggregate cost for federal income tax and financial reporting purposes.

RSB  Russian Standard Bank

Currency
ARS Argentine Peso
AUD Australian Dollar
BRL Brazilian Real
CAD Canadian Dollar
COP Colombian Peso
EGP Egyptian Pound
GBP British Pound Sterling
IDR Indonesian Rupiah
MXN Mexican Peso
MYR Malaysian Ringgit
NGN Nigerian Naira
NZD New Zealand Dollar
PEN Peruvian New Sol
RUB Russian Ruble
SGD Singapore Dollar
TRY Turkish Lira
TWD Taiwan Dollar
USD United States Dollar
UYU Uruguayan Peso
ZAR South African Rand

                        See Notes to Financial Statements

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
SCHEDULE OF FOWARD FOREIGN CURRENCY CONTRACTS
JUNE 30, 2008 (UNAUDITED)

                FORWARD FOREIGN CURRENCY CONTRACTS TO BUY
                          CONTRACTS TO RECEIVE                     NET            NET
             ----------------------------------------------    UNREALIZED     UNREALIZED
                                                     IN       APPRECIATION   DEPRECIATION
EXPIRATION          LOCAL           VALUE IN      EXCHANGE    OF CONTRACTS   OF CONTRACTS
   DATE         CURRENCY (a)         U.S. $      FOR U.S. $      U.S. $         U.S. $
----------   ------------------   -----------   -----------   ------------   ------------
07/16/08     BRL     12,996,000   $ 8,072,819   $ 7,618,386    $  454,433     $        --
07/16/08     MYR     78,802,000    24,118,285    25,081,800            --        (963,515)
07/16/08     RUB    190,404,000     8,115,657     8,022,077        93,580              --
07/16/08     SGD     32,112,000    23,620,735    23,733,924            --        (113,189)
07/16/08     TRY     16,207,000    13,155,588    12,649,119       506,469              --
07/16/08     TWD    776,000,000    25,596,200    26,127,946            --        (531,746)
07/16/08     ZAR     38,702,000     4,919,662     5,090,493            --        (170,831)
                                                               ----------     -----------
                                                               $1,054,482     $(1,779,281)
                                                               ----------     -----------

                FORWARD FOREIGN CURRENCY CONTRACTS TO SELL
                          CONTRACTS TO DELIVER                     NET            NET
             ----------------------------------------------    UNREALIZED     UNREALIZED
                                                     IN       APPRECIATION   DEPRECIATION
EXPIRATION          LOCAL           VALUE IN      EXCHANGE    OF CONTRACTS   OF CONTRACTS
   DATE         CURRENCY (a)         U.S. $      FOR U.S. $      U.S. $         U.S. $
----------   ------------------   -----------   -----------   ------------   ------------
08/08/08     ARS      9,401,000   $ 3,069,263   $ 3,066,710    $        --    $    (2,553)
07/16/08     BRL     28,732,000    17,847,664    16,702,709             --     (1,144,955)
07/16/08     CAD     22,778,000    22,332,231    22,250,442             --        (81,789)
07/16/08     COP 11,026,052,000     5,735,705     6,018,587        282,882             --
07/16/08     GBP     15,132,000    30,101,139    29,758,894             --       (342,245)
07/16/08     MXN      4,385,000       424,142       422,691             --         (1,451)
07/16/08     NZD     70,122,000    53,287,931    55,119,398      1,831,467             --
07/16/08     RUB    190,404,000     8,115,657     8,081,664             --        (33,993)
07/16/08     TRY     16,207,000    13,155,588    12,129,028             --     (1,026,560)
07/16/08     ZAR     38,702,000     4,919,662     4,831,831             --        (87,831)
                                                               -----------    -----------
                                                               $ 2,114,349    $(2,721,377)
                                                               -----------    -----------
Unrealized Appreciation (Depreciation) ....................    $ 3,168,831    $(4,500,658)
                                                               ===========    ===========
Net Unrealized Appreciation (Depreciation) ................                   $(1,331,827)
                                                                              ===========

(a)  Please see page 11 for currency descriptions.

                        See Notes to Financial Statements

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2008 (UNAUDITED)

ASSETS:
Investments, at value
   (Cost $419,366,793) ..........................................   $444,750,078
Cash ............................................................      4,396,261
Foreign currency (Cost $3,903,972) ..............................      3,839,181
Unrealized appreciation on forward foreign currency contracts ...      3,168,831
Prepaid expenses ................................................          8,097
Receivables:
   Interest .....................................................     11,431,117
   Investment securities sold ...................................      3,308,628
   Dividends ....................................................          4,795
                                                                    ------------
      Total Assets ..............................................    470,906,988
                                                                    ------------
LIABILITIES:
Unrealized depreciation on forward foreign currency contracts ...      4,500,658
Payables:
   Outstanding loans ............................................    146,392,066
   Investment securities purchased ..............................      3,450,018
   Interest and fees due on loans ...............................        836,349
   Investment advisory fees .....................................        379,533
   Custodian fees ...............................................         68,823
   Audit and tax fees ...........................................         37,992
   Administrative fees ..........................................         31,790
   Printing fees ................................................         20,390
   Legal fees ...................................................         11,301
   Transfer agent fees ..........................................          3,016
   Trustees' fees and expenses ..................................            906
Accrued expenses and other liabilities ..........................          3,767
                                                                    ------------
      Total Liabilities .........................................    155,736,609
                                                                    ------------
NET ASSETS ......................................................   $315,170,379
                                                                    ============
NET ASSETS CONSIST OF:
Paid-in capital .................................................   $320,203,708
Par value .......................................................        173,652
Accumulated net investment income (loss) ........................    (22,058,880)
Accumulated net realized gain (loss) on investments sold, forward foreign currency contracts and foreign currency
   transactions .................................................     (5,770,470)
Net unrealized appreciation (depreciation) on investments,
   forward foreign currency contracts and foreign currency
   translation ..................................................     22,622,369
                                                                    ------------
NET ASSETS ......................................................   $315,170,379
                                                                    ============
NET ASSET VALUE, per Common Share (par value $0.01
   per Common Share) ............................................   $      18.15
                                                                    ============
Number of Common Shares outstanding (unlimited number of
   Common Shares has been authorized) ...........................     17,365,236
                                                                    ============

                        See Notes to Financial Statements

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2008 (UNAUDITED)

INVESTMENT INCOME:
Interest (net of foreign withholding tax of $68,904) ............   $ 18,774,588
Dividends .......................................................         83,684
                                                                    ------------
      Total investment income ...................................     18,858,272
                                                                    ------------
EXPENSES:
Interest and fees on loans ......................................      2,927,690
Investment advisory fees ........................................      2,319,749
Administrative fees .............................................        203,574
Custodian fees ..................................................        164,796
Printing fees ...................................................         35,413
Legal fees ......................................................         33,409
Audit and tax fees ..............................................         20,728
Trustees' fees and expenses .....................................         19,996
Transfer agent fees .............................................         19,856
Other ...........................................................        108,076
                                                                    ------------
      Total expenses ............................................      5,853,287
                                                                    ------------
NET INVESTMENT INCOME ...........................................     13,004,985
                                                                    ------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments ..................................................     (4,965,847)
   Forward foreign currency contracts ...........................        144,600
   Foreign currency transactions ................................       (772,419)
                                                                    ------------
Net realized gain (loss) ........................................     (5,593,666)
                                                                    ------------
Net change in unrealized appreciation (depreciation) on:
   Investments ..................................................        421,966
   Forward foreign currency contracts ...........................        372,475
   Foreign currency translation .................................     (1,506,611)
                                                                    ------------
Net change in unrealized appreciation (depreciation) ............       (712,170)
                                                                    ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) .........................     (6,305,836)
                                                                    ------------
NET INCREASE (DECREASE) IN NETASSETS RESULTING FROM OPERATIONS ..   $  6,699,149
                                                                    ============

                        See Notes to Financial Statements

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                            SIX MONTHS
                                              ENDED           YEAR
                                            06/30/2008        ENDED
                                           (UNAUDITED)     12/31/2007
                                          -------------   ------------
OPERATIONS:
Net investment income (loss) ..........   $  13,004,985   $ 23,356,876
Net realized gain (loss) ..............      (5,593,666)    (4,594,568)
Net change in unrealized appreciation
   (depreciation) .....................        (712,170)     1,637,034
                                          -------------   ------------
Net increase (decrease) in net assets
   resulting from operations ..........       6,699,149     20,399,342
                                          -------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income .................     (13,544,884)   (13,634,190)
Net realized gain .....................              --     (9,634,049)
Return of capital .....................              --     (6,252,662)
                                          -------------   ------------
Total distributions to shareholders ...     (13,544,884)   (29,520,901)
                                          -------------   ------------
Total increase (decrease) in net
   assets .............................      (6,845,735)    (9,121,559)
NET ASSETS:
Beginning of period ...................     322,016,114    331,137,673
                                          -------------   ------------
End of period .........................   $ 315,170,379   $322,016,114
                                          =============   ============
Accumulated net investment income
   (loss) at end of period ............   $ (22,058,880)  $(21,518,981)
                                          =============   ============

                       See Notes to Financial Statements

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
STATEMENT OF CASH FLOWS
FOR THE SIX MONTHS ENDED JUNE 30, 2008 (UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets resulting
   from operations ....................   $   6,699,149
Adjustments to reconcile net increase
   (decrease) in net assets resulting
   from operations to net cash provided
   by operating activities:
   Purchases of investments ...........    (180,145,559)
   Sales and maturities of
      investments .....................     170,709,420
   Net amortization/accretion of
      premium/discount on
      investments .....................        (420,834)
   Net realized gain/loss on
      investments .....................       4,965,847
   Net change in unrealized
      appreciation/depreciation on
      investments .....................        (421,966)
CHANGES IN ASSETS AND LIABILITIES:
   Decrease in net unrealized
      appreciation/depreciation on
      forward foreign currency
      contracts .......................        (372,475)
   Decrease in dividends receivable ...          18,011
   Decrease in interest receivable ....       1,480,871
   Decrease in prepaid expenses .......          35,921
   Increase in receivable for
      investment securities sold ......      (2,882,301)
   Increase in payable for investment
      securities purchased ............       3,450,018
   Increase in interest and fees due on
      loans payable ...................         378,738
   Decrease in investment advisory fees
      payable .........................         (17,719)
   Decrease in audit and tax fees
      payable .........................         (25,523)
   Increase in legal fees payable .....           3,311
   Decrease in printing fees payable ..         (27,212)
   Decrease in transfer agent fees
      payable .........................          (1,901)
   Decrease in administrative fees
      payable .........................          (3,432)
   Increase in custodian fees
      payable .........................          13,830
   Increase in Trustees'fees and
      expenses payable ................              31
   Decrease in accrued expenses and
      other liabilities ...............          (2,694)
                                          -------------
CASH PROVIDED BY OPERATING
   ACTIVITIES .........................                   $  3,433,531
CASH FLOWS FROM FINANCING ACTIVITIES:
   Distributions to Common
      Shareholders ....................     (13,544,884)
   Issuances of loans .................     166,392,066
   Repayments of loans ................    (164,624,000)
                                          -------------
CASH USED BY FINANCING ACTIVITIES .....                    (11,776,818)
                                                          ------------
Decrease in cash and foreign
   currency (a) .......................                     (8,343,287)
Cash and foreign currency at beginning
   of period ..........................                     16,578,729
                                                          ------------
Cash and foreign currency at end of
   period .............................                   $  8,235,442
                                                          ============
SUPPLEMENTAL DISCLOSURE OF CASH FLOW
   INFORMATION:
Cash paid during the period for
   interest and fees ..................                   $  2,548,952
                                                          ============

----------
(a) Includes net change in unrealized appreciation (depreciation) on foreign currency of $21,057.

                       See Notes to Financial Statements

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                  SIX MONTHS
                                                     ENDED          YEAR         YEAR         YEAR          PERIOD
                                                  06/30/2008        ENDED        ENDED        ENDED          ENDED
                                                  (UNAUDITED)    12/31/2007   12/31/2006   12/31/2005     12/31/2004(a)
                                                  ----------     ----------   ----------   ----------     ----------
Net asset value, beginning of period ..........    $  18.54       $  19.07     $  19.24     $  19.34       $  19.10(b)
                                                   --------       --------     --------     --------       --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) ..................        0.75           1.34         1.38         1.34           0.05
Net realized and unrealized gain (loss) .......       (0.36)         (0.17)        0.48        (0.14)          0.23
                                                   --------       --------     --------     --------       --------
Total from investment operations ..............        0.39           1.17         1.86         1.20           0.28
                                                   --------       --------     --------     --------       --------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income .........................       (0.78)         (0.79)       (1.31)       (1.25)            --
Net realized gain .............................          --          (0.55)       (0.47)       (0.05)            --
Return of capital .............................          --          (0.36)       (0.25)          --             --
                                                   --------       --------     --------     --------       --------
Total distributions ...........................       (0.78)         (1.70)       (2.03)       (1.30)            --
                                                   --------       --------     --------     --------       --------
Common Shares offering costs charged to
   paid-in capital ............................          --             --           --        (0.00)(c)      (0.04)
                                                   --------       --------     --------     --------       --------
Net asset value, end of period ................    $  18.15       $  18.54     $  19.07     $  19.24       $  19.34
                                                   ========       ========     ========     ========       ========
Market value, end of period ...................    $  16.32       $  16.54     $  19.15     $  16.80       $  19.45
                                                   ========       ========     ========     ========       ========
TOTAL RETURN BASED ON NET ASSET
   VALUE (d) (e) ..............................        2.62%          6.92%       10.72%        6.94%          1.26%
                                                   ========       ========     ========     ========       ========
TOTAL RETURN BASED ON MARKET VALUE (e) (f) ....        3.43%         (5.01)%      27.33%       (7.15)%        (2.75)%
                                                   ========       ========     ========     ========       ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ..........    $315,170       $322,016     $331,138     $334,096       $332,764
Ratio of total expenses to average net
   assets .....................................        3.67%(g)       4.45%        4.04%        3.37%          1.44%(g)
Ratio of total expenses to average net assets
   excluding interest expense .................        1.83%(g)       1.82%        1.79%        1.80%          1.44%(g)
Ratio of net investment income to average net
   assets .....................................        8.15%(g)       7.10%        7.19%        7.03%          2.47%(g)
Portfolio turnover rate .......................          38%            97%          99%          75%             0%
INDEBTEDNESS:
Loan outstanding (in 000's) ...................    $146,392       $144,624     $152,482     $145,724            N/A
Asset coverage per $1,000 of
   indebtedness (h) ...........................    $  3,153       $  3,227     $  3,172     $  3,293            N/A

----------
(a) Initial seed date of November 16, 2004. The Fund commenced operations on November 23, 2004.

(b)  Net sales load of $0.90 per Common Share on initial offering.

(c)  Amount represents less than $0.01 per share.

(d) Total return based on net asset value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share and does not reflect sales load.

(e)  Total return is not annualized for periods less than one year.

(f) Total return based on market value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in Common Share price.

(g)  Annualized.

(h) Calculated by taking the Fund's total assets less the Fund's total liabilities (not including the loan outstanding), and dividing by the outstanding loan balance in 000's.

N/A Not applicable.

                        See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

               FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
                           JUNE 30, 2008 (UNAUDITED)

                               1. FUND DESCRIPTION

First Trust/Aberdeen Global Opportunity Income Fund (the "Fund") is a diversified, closed-end management investment company organized as a Massachusetts business trust on September 7, 2004 and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol FAM on the New York Stock Exchange ("NYSE").

The Fund's primary investment objective is to seek a high level of current income. As a secondary objective, the Fund seeks capital appreciation. The Fund pursues these objectives by investing in the world bond markets through a diversified portfolio of investment grade and below-investment grade government and corporate debt securities. There can be no assurance that the Fund's investment objectives will be achieved.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION:

The net asset value ("NAV") of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of Common Shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Fund's Board of Trustees. A majority of the Fund's assets are valued using market information supplied by third parties. In addition, structured products, including currency linked notes and credit linked notes, as well as interest rate swaps and credit default swaps, are valued using a pricing service or quotes provided by the selling dealer or financial institution. In the event that market quotations are not readily available, the pricing service does not provide a valuation for a particular asset, or the valuations are deemed unreliable, First Trust Advisors L.P. ("First Trust") may use a fair value method to value the Fund's securities and other investments. Additionally, if events occur after the close of the principal market for particular securities (e.g., domestic debt and foreign securities), but before the Fund values its assets, that could materially affect NAV, First Trust may use a fair value method to value the Fund's securities and other investments. The use of fair value pricing by the Fund is governed by valuation procedures adopted by the Fund's Board of Trustees, and in accordance with the provisions of the 1940 Act. Fixed-income securities with a remaining maturity of 60 days or more will be valued by the Fund using a pricing service. Short-term investments that mature in less than 60 days are valued at amortized cost.

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), effective for fiscal years beginning after November 15, 2007. This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 became effective for the Fund as of January 1, 2008, the beginning of its current fiscal year. The three levels of the fair value hierarchy under FAS 157 are described below:

     -    Level 1 - quoted prices in active markets for identical securities

     -    Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

     -    Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

               FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
                            JUNE 30, 2008 (UNAUDITED)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Fund's net assets as of June 30, 2008 is as follows:

                                                    INVESTMENTS    OTHER FINANCIAL
VALUATION INPUTS                                   IN SECURITIES   INSTRUMENTS (a)
----------------                                   -------------   ---------------
Level 1 - Quoted Prices - Investments ..........    $         --     $(1,331,827)
Level 2 - Other Significant Observable Inputs ..     444,750,078              --
Level 3 - Significant Unobservable Inputs ......              --              --
                                                    ------------     -----------
TOTAL ..........................................    $444,750,078     $(1,331,827)
                                                    ============     ===========

(a) Other financial instruments are forward foreign currency contracts not reflected in the Portfolio of Investments, which are valued at the unrealized appreciation (depreciation) on the contracts.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis, including amortization of premiums and accretion of discounts.

Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date; interest income on such securities is not accrued until settlement date. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments. At June 30, 2008, the Fund had no when-issued or delayed-delivery purchase commitments.

C. CREDIT LINKED NOTES:

The Fund invests in credit linked notes. Credit linked notes are securities that are collateralized by one or more designated securities that are referred to as "reference securities". Through the purchase of a credit linked note, the buyer assumes the risk of the default or, in some cases, other declines in credit quality of the reference securities. The buyer also takes on exposure to the issuer of the credit linked note in the full amount of the purchase price of the note. The issuer of a credit linked note normally will have hedged its risk on the reference securities without acquiring any additional credit exposure. The Fund has the right to receive periodic interest payments from the issuer of the credit linked note at an agreed-upon interest rate, and, if there has been no default or, if applicable, other declines in credit quality, a return of principal at the maturity date.

Credit linked notes are subject to credit risk of the reference securities underlying the credit linked notes. If one of the underlying reference securities defaults, or suffers certain other declines in credit quality, the Fund may, instead of receiving repayment of principal in whole or in part, receive the security that has defaulted.

Credit linked notes typically are privately negotiated transactions between two or more parties. The Fund bears the risk that the issuer of the credit linked note will default or become bankrupt. The Fund bears the risk of loss of the principal amount it invested, and the periodic interest payments expected to be received for the duration of its investment in the credit linked note.

The market for credit linked notes may suddenly become illiquid. The other parties to the transaction may be the only investors with sufficient understanding of the derivative to be interested in bidding for it. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for credit linked notes. In certain cases, a market price for a credit linked note may not be available.

D. FORWARD FOREIGN CURRENCY CONTRACTS:

Forward foreign currency contracts are agreements to exchange one currency for another at a future date and at a specified price. The Fund may use forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's foreign currency exposure. These contracts are valued daily, and the Fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included on the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Due to the risks, the Fund could incur losses up to the entire contract amount, which may exceed the net unrealized value shown on the Schedule of Forward Foreign Currency Contracts.

               FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
                            JUNE 30, 2008 (UNAUDITED)

E. FOREIGN CURRENCY:

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investment securities and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses which result from changes in foreign currency exchange rates have been included in "Net change in unrealized appreciation (depreciation) on foreign currency translation" on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date is included in "Net realized gain (loss) on foreign currency transactions" on the Statement of Operations.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

The Fund will distribute to holders of its Common Shares monthly dividends of all or a portion of its net income after the payment of interest and dividends in connection with leverage. If the Fund recognizes a long-term capital gain, it will be required to allocate such gain between the Common Shares and Preferred Shares, if any, issued by the Fund in proportion to the total dividends paid for the year. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

Distributions from income and realized capital gains are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. The ultimate determination of the character of distributions will be made after the 2008 calendar year-end.

The tax character of distributions paid during the fiscal year ended December 31, 2007 was as follows:

Distributions paid from:

Ordinary Income ................................   $18,049,443
Long-Term Capital Gains ........................     5,178,796
Return of Capital ..............................     6,252,662

As of December 31, 2007, the components of distributable earnings on a tax basis were as follows:

Accumulated Capital and Other Losses ...........   $ 3,947,604
Net Unrealized Appreciation (Depreciation) .....   $ 5,586,359

G. INCOME TAXES:

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal or state income taxes.

In June 2006, FASB issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes." FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements, effective for the Fund's current fiscal year. Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2004-2007) for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the Fund's financial statements.

Post-October Losses: Under current laws, certain losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended December 31, 2007, the Fund elected to defer net realized foreign currency losses incurred from November 1, 2007 through December 31, 2007 of $3,947,604.

H. EXPENSES:

The Fund pays all expenses directly related to its operations.

               FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
                           JUNE 30, 2008 (UNAUDITED)

I.ACCOUNTING PRONOUNCEMENT:

In March 2008, FASB released Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("FAS 161"). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund's financial statement disclosures, if any.

           3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. First Trust serves as investment advisor to the Fund pursuant to an Investment Management Agreement. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund. For these services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.00% of the Fund's Managed Assets, the average daily gross asset value of the Fund (which includes the principal amount of borrowings, minus accrued liabilities).

Aberdeen Asset Management Inc. (the "Sub-Advisor") serves as the Fund's sub-advisor and manages the Fund's portfolio subject to First Trust's supervision. The Sub-Advisor receives a monthly portfolio management fee calculated at an annual rate of 0.50% of Managed Assets that is paid by First Trust out of its investment advisory fee.

PNC Global Investment Servicing (U.S.) Inc., formerly known as PFPC Inc., an indirect, majority-owned subsidiary of The PNC Financial Services Group, Inc., serves as the Fund's Administrator, Fund Accountant, Transfer Agent and Board Administrator in accordance with certain fee arrangements. PFPC Trust Company, also an indirect, majority-owned subsidiary of The PNC Financial Services Group, Inc., serves as the Fund's Custodian in accordance with certain fee arrangements.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid an annual retainer of $10,000 per trust for the first 14 trusts of the First Trust Fund Complex and an annual retainer of $7,500 per trust for each subsequent trust added to the First Trust Fund Complex. The annual retainer is allocated equally among each of the trusts. No additional meeting fees are paid in connection with board or committee meetings.

Additionally, the Lead Independent Trustee is paid $10,000 annually and the Chairman of the Audit Committee is paid $5,000 annually, with such compensation paid by the trusts in the First Trust Fund Complex and divided among those trusts. Trustees are also reimbursed by the trusts in the First Trust Fund Complex for travel and out-of-pocket expenses in connection with all meetings. Effective January 1, 2008, each of the chairmen of the Nominating and Governance Committee and the Valuation Committee is paid $2,500 annually to serve in such capacities, with such compensation paid by the trusts in the First Trust Fund Complex and divided among those trusts. Also effective January 1, 2008, the Lead Independent Trustee and each Committee chairman will serve two-year terms.

                      4. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of securities, other than U.S. government obligations and short-term obligations, for the six months ended June 30, 2008, were $180,145,559 and $170,709,420, respectively.

As of June 30, 2008, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $33,281,095 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $7,356,811.

                                5. COMMON SHARES

As of June 30, 2008, 17,365,236 of $0.01 par value Common Shares were issued and outstanding. An unlimited number of Common Shares has been authorized for the Fund's Dividend Reinvestment Plan.

                   6. PREFERRED SHARES OF BENEFICIAL INTEREST

The Fund's Declaration of Trust authorizes the issuance of an unlimited number of preferred shares of beneficial interest, par value $0.01 per share (the "Preferred Shares"), in one or more classes or series, with rights as determined by the Board of Trustees without the approval of Common Shareholders. As of June 30, 2008, no Preferred Shares had been issued.

               FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
                           JUNE 30, 2008 (UNAUDITED)

                          7. REVOLVING LOAN AGREEMENT

The Fund has entered into a revolving loan agreement among the Fund and certain lenders, which provides for a credit facility to be used as leverage for the Fund. The credit facility provides for a secured line of credit for the Fund where Fund assets are pledged against advances made to the Fund. Under the requirements of the 1940 Act, the Fund, immediately after any such borrowings, must have an "asset coverage" of at least 300% (33-1/3% of the Fund's total assets after borrowings). The total commitment under the facility is up to $165,000,000. For the six months ended June 30, 2008, the average amount outstanding was $145,801,800. The high and low annual interest rates during the six months ended June 30, 2008, were 5.69% and 3.03%, respectively, and the weighted average interest rate was 3.93%. The weighted average interest rate at June 30, 2008 was 3.43%. As of January 9, 2008, the Fund also pays a commitment fee of 0.10% per year, which is included in "Interest and fees on loans" on the Statement of Operations. The revolving loan agreement expires on January 7, 2009. Prior to January 9, 2008, the Fund had in place a revolving loan agreement with a commitment fee of 0.325% per year and a total commitment of up to $165,000,000.

                               8. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              9.RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filings.

INVESTMENT AND MARKET RISK: An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund, which include a global bond portfolio of investment grade and below-investment grade government and corporate debt securities. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares, at any point in time, may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions. Security prices can fluctuate for several reasons including the general condition of the bond market, or when political or economic events affecting the issuers occur.

NON-INVESTMENT GRADE SECURITIES RISK: The Fund may invest up to 60% of its Managed Assets in non-investment grade securities. Non-investment grade securities are rated below "Baa3" by Moody's Investors Service, Inc., below "BBB-" by Standard & Poor's, or comparably rated by another nationally recognized statistical rating organization or, if unrated, determined by the Sub-Advisor to be of comparable credit quality. Non-investment grade debt instruments are commonly referred to as "high yield" or "junk" bonds, are considered speculative with respect to the issuer's capacity to pay interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities.

EMERGING MARKETS RISK: The Fund may invest in fixed-income securities of issuers located in countries considered to be emerging markets. Investments in such securities are considered speculative. In addition to the general risks of investing in non-U.S. securities, heightened risks of investing in emerging markets securities include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

FIXED-INCOME SECURITIES RISK: Debt securities, including high yield securities, are subject to certain risks, including: (i) issuer risk, which is the risk that the value of fixed-income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services; (ii) reinvestment risk, which is the risk that income from the Fund's portfolio will decline if the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the Fund portfolio's current earnings rate;
(iii) prepayment risk, which is the risk that during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities; and (iv) credit risk, which is the risk that a security in the Fund's portfolio will decline in price or the issuer fails to make interest payments when due because the issuer of the security experiences a decline in its financial status.

               FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
                           JUNE 30, 2008 (UNAUDITED)

INTEREST RATE RISK: The Fund is also subject to interest rate risk. Interest rate risk is the risk that fixed-income securities will decline in value because of changes in market interest rates. Investments in debt securities with long-term maturities may experience significant price declines if long-term interest rates increase.

NON-U.S. RISK: Investments in the securities and instruments of non-U.S. issuers involve certain considerations and risks not ordinarily associated with investments in securities and instruments of U.S. issuers. Non-U.S. companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. Non-U.S. securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than exists in the United States. Dividend and interest income may be subject to withholding and other non-U.S. taxes, which may adversely affect the net return on such investments. There may be difficulty in obtaining or enforcing a court judgment abroad.

CREDIT LINKED NOTES RISK: The Fund may invest up to 35% of its managed assets in credit linked notes. Credit linked notes are subject to credit risk of the reference securities underlying the credit linked notes. If one of the underlying reference securities defaults or suffers certain other declines in credit quality, the Fund may, instead of receiving repayment of principal in whole or in part, receive the security that has defaulted. The Fund also bears the risk that the issuer of the credit linked note will default or become bankrupt. The Fund bears the risk of loss of the principal amount it invested and the periodic interest payments expected to be received for the duration of its investment in the credit linked note.

LEVERAGE RISK: The use of leverage results in additional risks and can magnify the effect of any losses. The funds borrowed pursuant to a leverage borrowing program, or obtained through the issuance of Preferred Shares, constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The rights of lenders to receive payments of interest on and repayments of principal on any borrowings made by the Fund under a leverage borrowing program are senior to the rights of holders of Common Shares and the holders of Preferred Shares, with respect to payment of dividends or upon liquidation. If the Fund is not in compliance with certain credit facility provisions, the Fund may not be permitted to declare dividends or other distributions, including dividends and distributions with respect to Common Shares or Preferred Shares or purchase Common Shares or Preferred Shares.

                              10. SUBSEQUENT EVENTS

On July 21, 2008, the Fund declared a dividend of $0.13 per share to Common Shareholders of record on August 5, 2008, payable on August 15, 2008.

On August 20, 2008, the Fund declared a dividend of $0.13 per share to Common Shareholders of record on September 4, 2008, payable on September 15, 2008.

ADDITIONAL INFORMATION

               FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
                           JUNE 30, 2008 (UNAUDITED)

                           DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by PNC Global Investment Servicing (U.S.) Inc. (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

     (1) If Common Shares are trading at or above NAV at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.

     (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (800) 331-1710, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized, although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing PNC Global Investment Servicing (U.S.) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

               FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
                           JUNE 30, 2008 (UNAUDITED)

                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                 SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

The Joint Annual Meeting of Shareholders of the Common Shares of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust/FIDAC Mortgage Income Fund, First Trust Strategic High Income Fund, First Trust Strategic High Income Fund II, First Trust/Aberdeen Emerging Opportunity Fund, First Trust Specialty Finance and Financial Opportunities Fund (formerly known as First Trust/Gallatin Specialty Finance and Financial Opportunities Fund) and First Trust Active Dividend Income Fund and Shareholders of the Preferred Shares of First Trust Tax-Advantaged Preferred Income Fund, was held on April 14, 2008. At the Annual Meeting, Trustee Robert F. Keith was elected for a three-year term. The number of votes cast in favor of Mr. Keith was 12,846,400, the number of votes against was 829,234 and the number of abstentions was 3,689,602. James A. Bowen, Richard
E. Erickson, Thomas R. Kadlec and Niel B. Nielson are the current and continuing Trustees.

                      ADVISORY AND SUB-ADVISORY AGREEMENTS

     BOARD CONSIDERATION REGARDING CONTINUATION OF INVESTMENT MANAGEMENT AND
                             SUB-ADVISORY AGREEMENTS

The Board of Trustees of First Trust/Aberdeen Global Opportunity Income Fund (the "Fund"), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the "Advisory Agreement") between the Fund and First Trust Advisors L.P. (the "Advisor") and the Investment Sub-Advisory Agreement (the "Sub-Advisory Agreement" and together with the Advisory Agreement, the "Agreements") among the Fund, the Advisor and Aberdeen Asset Management Inc. (the "Sub-Advisor"), at a meeting held on March 3, 2008. The Board determined that the terms of the Agreements are fair and reasonable and that the Agreements continue to be in the best interests of the Fund.

To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of the Agreements, the Independent Trustees received a separate report from each of the Advisor and the Sub-Advisor in advance of the Board meeting responding to a request for information from counsel to the Independent Trustees. The reports, among other things, outlined the services provided by the Advisor and the Sub-Advisor (including the relevant personnel responsible for these services and their experience); the advisory and sub-advisory fees for the Fund as compared to fees charged by investment advisors and sub-advisors to comparable funds and as compared to fees charged to other clients of the Advisor and the Sub-Advisor; expenses of the Fund as compared to expense ratios of comparable funds; the nature of expenses incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor and the Sub-Advisor; any fall-out benefits to the Advisor and the Sub-Advisor; and information on the Advisor's and the Sub-Advisor's compliance programs. The Independent Trustees also met separately with their independent legal counsel to discuss the information provided by the Advisor and the Sub-Advisor. The Board applied its business judgment to determine whether the arrangements between the Fund and the Advisor and among the Fund, the Advisor and the Sub-Advisor are reasonable business arrangements from the Fund's perspective as well as from the perspective of shareholders.

In reviewing the Agreements, the Board considered the nature, quality and extent of services provided by the Advisor and the Sub-Advisor under the Agreements. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Fund, including the oversight of the Sub-Advisor. The Board noted the compliance program that had been developed by the Advisor and considered that the compliance program includes policies and procedures for monitoring the Sub-Advisor's compliance with the 1940 Act and the Fund's investment objectives and policies. With respect to the Sub-Advisory Agreement, the Board received a presentation from representatives of the Sub-Advisor discussing the services that the Sub-Advisor provides to the Fund and how the Sub-Advisor meets the Fund's investment objectives. In light of the information presented and the considerations made, the Board concluded that the nature, quality and extent of services provided to the Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor has managed the Fund consistent with its investment objectives and policies.

               FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
                            JUNE 30, 2008 (UNAUDITED)

The Board considered the advisory and sub-advisory fees paid under the Agreements. The Board reviewed data prepared by Lipper Inc. ("Lipper"), an independent source, showing the management fees and expense ratios of the Fund as compared to the management fees and expense ratios of one peer group selected by Lipper and a second peer group selected by the Advisor. The Board discussed with representatives of the Advisor the differences between the two peer groups, noting that the Lipper peer group contained only two peer funds, and also discussed the limitations in creating a relevant peer group for the Fund given the Fund's unique composition. The Board also considered the difficulties in comparing funds using different types of leverage. Based on the information provided, the Board noted that the Fund's management fees were the highest in the Lipper peer group (of three funds) and in the fourth quintile of the Advisor peer group and that the Fund's expense ratio was the second highest in the Lipper peer group and in the fifth quintile of the Advisor peer group. The Board also considered the sub-advisory fee rate and how it related to the overall management fee structure of the Fund and noted that the Advisor pays the Sub-Advisor out of the advisory fees it receives from the Fund. Finally, the Board considered the advisory fees paid to the Advisor by similar funds, and noted that the Advisor does not provide advisory services to clients with investment objectives and policies similar to the Fund's other than to another closed-end fund. The Board also considered information provided by the Sub-Advisor as to the fees it charges to other clients.

The Board also considered the Fund's performance for the one- and two-year periods, as applicable, ended September 30, 2007 as compared to the performance of a relevant blend of benchmark indices and to a performance group selected by Lipper. The Board considered the difficulty in creating a relevant performance group for the Fund given its unique strategy and asset mix. The Board noted that the Fund's performance was the best in the performance group for both periods, and that the Fund had slightly underperformed its benchmark for the one-year period. The Board also considered performance data provided by the Advisor for the one-year and since-inception periods ended December 31, 2007, and considered an analysis prepared by the Advisor on benefits provided by the Fund's leverage. In addition, the Board considered the market price and net asset value performance of the Fund since inception, and compared the Fund's premium/discount to the average and median premium/discount of the Lipper peer group, noting that the Fund's premium/discount was generally indicative of the asset class and market events. The Board concluded that the Fund's performance was satisfactory.

On the basis of all the information provided on the fees, expenses and performance of the Fund, the Board concluded that the advisory and sub-advisory fees were reasonable and appropriate in light of the nature, quality and extent of services provided by the Advisor and Sub-Advisor under the Agreements.

The Board noted that the Advisor has continued to invest in personnel and infrastructure and had noted that the advisory fee is not structured to pass the benefits of any economies of scale on to the shareholders as the Fund's assets grow. The Board concluded that the management fee reflects an appropriate level of sharing of any economies of scale. The Board also considered the costs of the services provided and profits realized by the Advisor from serving as investment manager to closed-end funds for the twelve months ended December 31, 2007, as set forth in the materials provided to the Board. The Board noted the inherent limitations in the profitability analysis, and concluded that the Advisor's profitability appeared to be not excessive in light of the services provided to the Fund. In addition, the Board considered and discussed any ancillary benefits derived by the Advisor from its relationship with the Fund and noted that the typical fall-out benefits to the Advisor such as soft dollars are not present. The Board concluded that any other fall-out benefits received by the Advisor or its affiliates would appear to be attenuated.

The Board considered the Sub-Advisor's representation that because it manages the Fund in a similar fashion to other accounts it is able to achieve economies of scale through relationships with brokers, administrative systems and other efficiencies and that while it expects operating costs in general to continue to rise, it continues to expect to experience the benefits of economies of scale. The Board considered that the sub-advisory fee rate was negotiated at arm's length between the Advisor and the Sub-Advisor, an unaffiliated third party. The Board also considered data provided by the Sub-Advisor as to the profitability of the Sub-Advisory Agreement to the Sub-Advisor. The Board noted the inherent limitations in this profitability analysis and concluded that the profitability analysis for the Advisor was more relevant, although the profitability of the Sub-Advisory Agreement appeared to be not excessive in light of the services provided to the Fund. The Board noted that the Sub-Advisor does not maintain any soft-dollar arrangements and that the Sub-Advisor indicated that it does not receive any material fall-out benefits from its relationship to the Fund.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

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

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

(FIRST TRUST LOGO)

INVESTMENT ADVISOR
First Trust Advisors L.P.
1001 Warrenville Road
Lisle, IL 60532

INVESTMENT SUB-ADVISOR
Aberdeen Asset Management Inc.
1735 Market Street
Philadelphia, PA 19103

ADMINISTRATOR,
FUND ACCOUNTANT,
TRANSFER AGENT &
BOARD ADMINISTRATOR
PNC Global Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

CUSTODIAN
PFPC Trust Company
8800 Tinicum Boulevard
Philadelphia, PA 19153

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) Not applicable.

(b) Identification of additional Portfolio Manager or Management Team Member and Description of Role of Portfolio Managers or Management Team Members as of June 30, 2008.

Since the Registrant's most recent annual report filed on Form N-CSR, at which time the Portfolio Management Team consisted of Derek Fulton, Brett Diment, Edwin Gutierrez, Nima Tayebi and Max Wolman, John Murphy has been added to the Portfolio Management Team and Derek Fulton has been removed from the Portfolio Management Team.

Mr. Murphy serves as a Portfolio Manager on the Global Bond Team and joined Aberdeen with the acquisition of Deutsche Asset Management's fixed income business in 2005. Mr. Murphy held a similar role at Deutsche Asset Management, and previously at Morgan Grenfell Asset Management, which he joined in 1984.

OTHER ACCOUNTS MANAGED BY ADDITIONAL PORTFOLIO MANAGEMENT TEAM MEMBER AS OF JUNE 30, 2008.

                                                                                              # of Accounts       Total Assets
                                                                                            Managed for which      for which
                                                                  Total # of                 Advisory Fee is    Advisory Fee is
    Name of Portfolio Manager                                      Accounts      Total          Based on           Based on
       or TEAM MEMBER                  TYPE OF ACCOUNTS             MANAGED      ASSETS        PERFORMANCE        PERFORMANCE
         -----------                   ----------------             -------      ------        -----------        -----------
         John Murphy           Registered Investment Companies:        2         $614.0             0                  $0
                               Other Pooled Investment Vehicles:       3         $904.3             0                  $0
                               Other Accounts:                         7       $1,838.4             0                  $0

POTENTIAL CONFLICTS OF INTERESTS

         The  Sub-Adviser  believes  that  there are no  material  conflicts  of interest in connection with any Portfolio Manager's management of Fund investments and investments of other accounts. The Sub-Adviser has adopted the CFA Institute Code of Ethics and Standards of Professional Conduct and adherence by all employees is mandatory. All employees are expected to avoid any employment, associations or business activities, including personal investments, that interfere with their duties to Aberdeen, divide their loyalty or create or appear to create a conflict of interest. Employees must promptly report any situation or transaction involving an actual or potential conflict of interest to the Compliance Officer.

         With regards to allocation, the Sub-Adviser has adopted Best Execution, Soft Dollar, Order Aggregation, and Trade Allocation Policies & Procedures designed among other things to ensure fair treatment of all accounts.

         Aberdeen Asset Management Inc. aggregates orders so as to realize the benefits of larger block orders. When executing aggregated orders, it seeks to allocate opportunities to all clients in a consistent manner. Most portfolios are managed to a model based on common attributes to a benchmark with low dispersion between accounts and benchmarks. This is accomplished through the calculation of a 'median account' with this median account becoming the model portfolio. Certain situations such as new portfolio fundings, unique guideline restrictions and the fundability of certain security types may cause us to adjust our weightings. However over time, we expect to minimize the dispersion of account holdings around the model portfolio.

NEW ISSUE ALLOCATION

        Aberdeen Asset Management Inc. seeks to allocate new issue opportunities to all clients in a consistent manner.

New issue opportunities are allocated according to the following factors:

         1. All portfolios are ranked based on their account composition versus their benchmark. The portfolio management team will set a minimum acceptable position size (in terms of percent of market value) for the security.

         2. Next, we define the target percentage for our LAB portfolios, depending on the characteristics of the security or the percentage of the account based on that securities' contribution to duration and the current composition of each account.

         3. For portfolios with a benchmark other than LAB, we may adjust the target allocation to reflect the characteristics of the non-LAB benchmark.

         4. We then determine our desired total par value and give our indication of interest.

         5. If our order is completely filled, we will allocate according to the steps outlined above. If we are allotted a significant percentage of our order (typically 70% or more), we will allocate pro-rata based on the initial allocation developed from the steps outlined above. If we are not allotted a significant percentage of our order, we will remove the non-LAB benchmark adjustments and allocate pro-rata based on market value of participating accounts. If this continues to result in accounts receiving less than the minimum target position size, the least deserving accounts (defined as those accounts that are closest to the model account) will be eliminated from the allocation.

BATCH TRANSACTION AND ALLOCATION POLICY - EQUITY

         Where practicable, all client portfolio orders for the same security should be combined or "batched" and executed as block transactions in order to facilitate best execution as well as for the purpose of negotiating more favorable brokerage commissions. Where a block trade is executed for a number of client accounts, the average execution price on all of the purchases and sales that are aggregated to this purpose should be used for all accounts.

         If an entire block is not fully executed on the same day, an allocation method should be administered that is fair and reasonable to all clients. If it is not practicable to allocate the executed portion of the block on a pro rata basis, allocation may be done on a random account basis (alphabetically, numerically, or otherwise), but any procedure administered should not operate to consistently favor or disfavor the same client accounts. If any method is to be used other than a pro rata method, the manner in which the shares are to be allocated should be documented, disclosed and signed off by the Chief Compliance Officer.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS OR MANAGEMENT TEAM MEMBERS

         Each Aberdeen Group member recognizes the importance of compensation in attracting and retaining talent and has structured remuneration to include an attractive base salary, a discretionary bonus that is directly linked to one's contribution to the overall success of the Aberdeen Group member and a long term incentive plan for key staff members comprised of a mixture of cash, options, and shares. Overall compensation packages are designed to be competitive relative to investment management industry standards.

         The compensation policy has been designed to deliver additional rewards through appropriate incentive schemes, both annual and long term. These are directly linked to performance at both a corporate and an individual level. The policy seeks to reward performance in a manner which aligns the interests of clients, shareholders and executives.

         Each Aberdeen Group member recognizes that any remuneration policy must be sufficiently flexible to take account of any changes in the business environment. In accordance with this need for flexibility, the Aberdeen Group takes into account the overall competitiveness of the total remuneration package of all senior executives including some portfolio managers. When justified by performance, the `at risk' performance elements will form the most significant element of total remuneration for executive directors and senior employees.

BASE SALARY

         The base salary is determined by prevailing market conditions and the compensation for similar positions across the industry. The Aberdeen Group uses industry compensation surveys as a tool in determining each portfolio manager's base salary.

ANNUAL BONUS

         The Aberdeen Group's policy is to recognize corporate and individual achievements each year through an appropriate bonus scheme. The aggregate incentive compensation pool each year is determined by the Board of the parent company, Aberdeen, and is dependent on each member of the Aberdeen Group's overall performance and profitability. The pool is comprised of a base level plus an agreed proportion of each member of the Aberdeen Group's profitability.

         Staff performance is reviewed formally once a year, with mid-term reviews. The review process looks at all of the ways in which an individual has contributed to the Aberdeen Group, and specifically, in the case of portfolio managers, to the investment team. Discretionary bonuses are based on a combination of both the team and the individual's performance. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated. Discretionary bonuses are not formally laid down and generally range from 10% to 50% of annual salary for portfolio managers.

         In the calculation of a portfolio manager's bonus, the Aberdeen Group takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations. The split between the two will vary but generally around 80% of bonus will be determined by investment related matters, the remaining 20% by more subjective issues. Performance for each fund is judged against the benchmark as established in the prospectus. Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process. A combination of the team's and individual's performance is considered.

         Although performance is not a substantial portion of a portfolio managers compensation, the Aberdeen Group also recognizes that fund performance can often be driven by factors outside one's control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and `hot' themes. Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the Aberdeen Group member's environment. Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, not only would the portfolio manager be in breach of the Aberdeen Group Code of Ethics, but any such trend would be identified via its dynamic compliance monitoring system.

LONG TERM INCENTIVES

         As part of the effective remuneration package, a long term incentive plan is used to structure the package so as to retain, motivate, and reward key staff members with a view to improving performance and thereby increasing the value of the Aberdeen Group for the benefit of shareholders. Long-term incentive plans can be either cash or share based and typically vest over a three year period.

         The Aberdeen Group offers a meritocracy and a very flat management structure. The culture of the company is entrepreneurial, and enthusiastic, hard-working and talented employees are given plenty of opportunity to prove themselves and obtain a high level of job satisfaction.

         The Aberdeen Group does not "tie in" portfolio managers with long-term and restrictive contractual obligations, however. The Aberdeen Group aims to retain key individuals primarily through the provision of competitive compensation and other benefits. It is the policy of the Aberdeen Group to mitigate the effects of any individual leaving the company by ensuring that portfolios are managed on a team basis.

DISCLOSURE OF SECURITIES OWNERSHIP

       Information provided as of June 30, 2008

                                                         Dollar Range of Fund
                 Name                                  Shares Beneficially Owned

                 John Murphy                                     $ 0


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.



ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).


(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

     (a)(1)  Not applicable.

     (a)(2)  Certifications  pursuant  to Rule  30a-2(a)  under the 1940 Act and
             Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3)  Not applicable.

     (b)     Certifications  pursuant  to Rule  30a-2(b)  under the 1940 Act and
             Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND

By (Signature and Title)*  /S/ JAMES A. BOWEN
                         -------------------------------------------------------
                          James A. Bowen, Chairman of the Board, President and Chief Executive Officer
                          (principal executive officer)

Date     AUGUST 20, 2008
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /S/ JAMES A. BOWEN
                         -------------------------------------------------------
                          James A. Bowen, Chairman of the Board, President and Chief Executive Officer
                          (principal executive officer)

Date     AUGUST 20, 2008
    ----------------------------------------------------------------------------


By (Signature and Title)*  /S/ MARK R. BRADLEY
                         -------------------------------------------------------
                          Mark R. Bradley, Treasurer, Controller,
                          Chief Financial Officer and Chief Accounting Officer (principal financial officer)

Date     AUGUST 20, 2008
    ----------------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.